UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 8, 2016

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

216 Airport Drive, Rochester, NH	03867
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (518) 445-2200

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

INTRODUCTORY NOTE

On April 8, 2016, Albany International Corp. (“Albany”) completed its previously announced acquisition (the “Transaction”) of all of the issued and outstanding stock of Blue Falcon I Inc. (the “Company”), a wholly owned subsidiary of Harris Corporation (“Harris”), pursuant to the terms of the Stock Purchase Agreement, dated as of February 27, 2016 (the “Agreement”), by and among Harris, the Company and Albany. Prior to the closing of the Transaction (the “Closing”), Harris caused to be transferred to a wholly owned subsidiary of the Company certain assets and liabilities primarily related to its composites aerostructures business.

 Item 2.01 – Completion of Acquisition or Disposition of Assets.

On March 2, 2016, Albany filed a current report on Form 8-K/A disclosing under Item 1.01 that it had entered into the Agreement with Harris and the Company to acquire all of the issued and outstanding stock of the Company.

As described above, the Transaction was completed on April 8, 2016. As a result of the Transaction, the Company became a wholly owned indirect subsidiary of Albany. Prior to the Closing, Harris caused to be transferred to a wholly owned subsidiary of the Company certain assets and liabilities primarily related to its composites aerostructures business.

Total consideration was $210 million, including the assumption of a $23 million capital lease, which is subject to a post-closing working capital adjustment and paid in the manner set forth in the Agreement.

The description of the Agreement and related transactions in this Current Report on Form 8-K does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Agreement, which is incorporated herein by reference to Exhibit 2.1 to Albany’s Current Report on Form 8-K/A, filed March 2, 2016.

Item 8.01 – Other Events.

Albany issued a news release on April 8, 2016 announcing the completion of the Transaction. A copy of the news release is attached hereto as Exhibit 99.1 and the contents thereof are incorporated by reference herein.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated as of February 27, 2016, by and among Harris, the Company and Albany (incorporated by reference to Exhibit 2.1 to Albany’s March 2, 2016 Current Report on Form 8-K/A).
99.1	News Release, dated April 8, 2016, issued by Albany International Corp.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By:	/s/ John B. Cozzolino

Name: John B. Cozzolino
Title: Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: April 8, 2016

EXHIBIT INDEX

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated as of February 27, 2016, by and among Harris, the Company and Albany (incorporated by reference to Exhibit 2.1 to Albany’s March 2, 2016 Current Report on Form 8-K/A).
99.1	News Release, dated April 8, 2016, issued by Albany International Corp.